UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 14, 2021

PTK ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39377	84-2970136
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4601 Wilshire Boulevard Los Angeles, California		90010
(Address of principal executive offices)		(Zip Code)

(213) 625-8886

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, and one Warrant to acquire one-half of one share of Common Stock	PTK.U	NYSE American, LLC
Common Stock, par value $0.0001 per share	PTK	NYSE American, LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	PTK WS	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. PTK Acquisition Corp. (the “Company”) has previously classified its private placement warrants (collectively, the “Private Placement Warrants”) as equity. For a full description of the Company’s warrants, please refer to the Company’s final prospectus filed in connection with its initial public offering (“IPO”) on July 15, 2020 (“Final Prospectus”).

Management of the Company and the Audit Committee of the Board of Directors of the Company determined that the Company’s previous audited balance sheet related to its IPO on July 15, 2020, its quarterly unaudited financial statements for the period through June 30, 2020 filed on Form 10-Q with the SEC on August 26, 2020, its quarterly unaudited financial statements for the period ending September 30, 2020 filed on Form 10-Q with the SEC on November 16, 2020, and its audited financial statements for the period ending December 31, 2020 filed on the Company’s Annual Report on Form 10-K (the “Affected Periods”) should no longer be relied upon due to changes required for alignment with the SEC’s Public Statement. The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” Following consideration of the guidance in the Public Statement, while the terms and quantum of the warrants as described in the Final Prospectus have not changed, the Company concluded the Private Placement Warrants do not meet the conditions to be classified in equity and instead, the warrants meet the definition of a derivative under ASC 815, under which the Company should record the Private Placement Warrants as liabilities on the Company’s balance sheet. The Company has discussed this approach with its independent registered public accounting firm, Marcum LLP, and intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on April 1, 2021 (the “Amended 10-K”) reflecting this reclassification of the Private Placement Warrants for the Affected Periods. The Company has worked diligently with an independent valuation expert to finalize the valuation of the Private Placement Warrants and will file the Amended 10-K as soon as practicable. The adjustments to the financial statement items for the Affected Periods will be set forth through expanded disclosure in the financial statements included in the Amended 10-K, including further describing the restatement and its impact on previously reported amounts.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2021	PTK ACQUISITION CORPORATION

	By:	/s/ Peter Kuo
	Name:	Peter Kuo
	Title:	Chief Executive Officer